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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2006

                         WIRELESS XCESSORIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)

          DELEWARE                       0-27996                  133835420
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                1840 COUNTY LINE RD. HUNTINGDON VALLEY, PA 19006
          (Address of principal executive offices, including zip code)

                                  215-322-4600
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


ITEM 7.01.    REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".

On November 13, 2006 Wireless Xcessories Group, Inc. issued a press release setting forth Wireless' third -quarter 2006 earnings. A copy of Wireless' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

      EXHIBIT
      NUMBER      EXHIBIT DESCRIPTION
      ------      -------------------
        99        Press release, dated: November 13, 2006, issued by Wireless
                  Xcessories Group, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WIRELESS XCESSORIES GROUP, INC.


Date: November 14, 2006               By: /s/ Ronald E. Badke
                                          -----------------------
                                          Ronald E. Badke
                                          CFO and Secretary